THIRD MODIFICATION OF CREDIT AGREEMENT
                           AND CONSENT


     THIS THIRD MODIFICATION OF CREDIT AGREEMENT AND CONSENT (this "Modification Agreement") is entered into as of February 28, 1999, by and between AMRESCO, INC., a Delaware corporation ("Borrower"), and NationsBank, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), for and on behalf of the Lenders (defined below).

                      W I T N E S S E T H:

     WHEREAS, reference is made to the credit facilities made pursuant to and governed by that certain Credit Agreement (as amended, the "Credit Agreement") dated as of August 12, 1998, executed by and among Borrower, Administrative Agent, Credit Suisse First Boston, as Syndication Agent, and the financial institutions, funds and other entities from time to time designated as "Lenders" therein (the "Lenders"), as amended by
(i) First Modification of Credit Agreement (the "First Modification") dated as of September 17, 1998, and (ii) Second Modification of Credit Agreement (the "Second Modification") dated as of November 30, 1998 (each capitalized term used but not otherwise defined herein shall be defined as set forth in the Credit Agreement); and

     WHEREAS, Borrower has requested certain consents and modifications to the Credit Agreement; and

     WHEREAS, the Lenders, acting through Administrative Agent pursuant to the Credit Agreement, have agreed to the requested modifications, subject to and upon the terms and conditions contained herein.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That, for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Administrative Agent, for and on behalf of the Lenders, and Borrower hereby agree as follows:

     1. Definitions. (a) The following definitions shall be inserted in alphabetical order in Section 1.1 of the Credit
Agreement.

          (i) AMRESCO Pendragon Entity means AMRESCO Equity Investments, Inc., a Subsidiary of Borrower that is currently the holder of 490 shares of Series A common stock of Pendragon Corp., and that is now and will be the holder of any common and preferred stock of, or other equity interests in, Pendragon Corp. owned at any time by Borrower or any of its Subsidiaries.

          (ii) Asset Coverage Ratio means the ratio of the Asset Coverage Values to the aggregate outstanding balance of the Revolving Credit Facility (including Swingline Advances and Competitive Bid Loans), the Term Facility and the Letter of Credit Exposure.

          (iii) Asset Coverage Variance Fee means the fee payable by Borrower to Lenders at such time or times that the Asset Coverage Ratio is less than 1.20 to 1.00, as described in and pursuant to Section 4 of the Third Modification of Credit Agreement and Consent.

          (iv) Fixed Payment Ratio means as to Borrower (on a consolidated basis), for any date of determination, the ratio of
(a) the sum of consolidated net income of Borrower and its Subsidiaries before taxes, plus depreciation and amortization (determined in accordance with GAAP), less any non-cash gains resulting from securitization transactions by or through Borrower's home equity lending line of business (to the extent included in the computation of consolidated net income), plus the amount of any proceeds (less reasonable and customary transaction costs) received by Borrower or its Subsidiaries from the issuance of any additional shares of stock or other equity interests from and after January 1, 1999, to (b) the aggregate amount, without duplication, of all payments by Borrower (or any Subsidiary or Affiliate of Borrower) to prepay outstanding amounts under the Senior Notes.

          (v) MIC means Mortgage Investors Corporation, an Ohio corporation.

          (vi) MIC Merger Agreement means the Agreement and Plan of Merger described in the definition of MIC Convertible Debt.

          (vii)     NIM Intermediate Trust Subsidiary means the
Delaware business trust to be formed in connection with the NIM
Transaction and to be the holder of 100% of the beneficial interest in the NIM Issuing Trust Subsidiary.

          (viii)    NIM Issuing Trust Subsidiary means AMRESCO
Securitized Net Interest Margin Trust 1999-1, a Delaware business trust to be formed in connection with the NIM Transaction.

          (ix) NIM Subsidiaries means the NIM Intermediate Trust
Subsidiary and the NIM Issuing Trust Subsidiary.

          (x) NIM Transaction means the transaction comprised of the establishment of the NIM Subsidiaries, the transfer of the Residual Assets Certificates to the NIM Subsidiaries (and release thereof from the Lenders' liens), and the permitted investments in the NIM Subsidiaries, subject to and in accordance with
Section 9 of the Third Modification Agreement.

          (xi) Pendragon Corp. means Pendragon Real Estate
Corporation, a Delaware corporation, having AMRESCO Pendragon
Entity and Shell Pensions Trust Limited as its sole shareholders.

          (xii) Residual Assets Certificates means those certificates described on Exhibit A hereto evidencing the Retained Residential Residual Interests to be transferred to the NIM Intermediate Trust Subsidiary, and subsequently transferred to the NIM Issuing Trust Subsidiary.
          (xiii) Retained Residential Residual Interests means the Retained Residential Residual Interests, as shown on Borrower's consolidated balance sheet, owned by Borrower or any Subsidiary of Borrower.

          (xiv) Senior Notes means the Senior Notes, Series 1996-A due 1999, issued pursuant to the Senior Notes Indenture dated as of July 1, 1996, between Borrower and Comerica Bank, as Trustee, and the related Officer's Certificate and Company Order dated as of July 19, 1996, in the aggregate principal amount of $57,500,000.

     (b) The following definitions set forth in Section 1.1 of the Credit Agreement shall be amended and modified as follows:

          (i)  Consolidated EBITDA.  The definition of
Consolidated EBITDA shall be amended to clarify that only non-recurring gains and losses that conform to the GAAP definition of "extraordinary" gains and losses shall be deducted for purposes of calculating Consolidated EBITDA; accordingly, that definition is amended to read in its entirety as follows:

          "Consolidated EBITDA means, for any period, determined in accordance with GAAP on a consolidated basis for Borrower and its Subsidiaries, an amount equal to (a) the sum of consolidated net income before taxes and extraordinary gains or losses (as determined in accordance with GAAP), plus depreciation, plus amortization, plus interest expense, each as deducted in determining such consolidated net income before taxes less (b) write downs of retained interests in securitizations (which includes, without limitation, interest only strips, servicing rights and other similar assets) for prior years to the extent prior year financial statements are restated in the period of determination to reflect such write downs and such write downs are not included in calculating net income for the period of determination; provided, however, that for all purposes hereunder, the losses related to the commercial mortgage banking and home equity lending activities of Borrower and its Subsidiaries (in an aggregate amount not to exceed $220,500,000) that were reported in the year-end 1998 Financial Statements of Borrower shall not be included in calculating Consolidated EBITDA."

          (ii) Eligible Assignee. To provide Borrower approval rights with respect to an assignee of a Lender under the Credit
Agreement, the definition of Eligible Assignee shall be amended to read in its entirety as follows:

          "Eligible Assignee means (a) a Lender; (b) an Affiliate of a Lender; (c) a Related Fund of any Lender; and (d) any other Person approved by the Administrative Agent and by Borrower (which approval shall not be unreasonably withheld or delayed and, with respect to Borrower, shall not be required after the occurrence of a Default or an Event of Default); provided, however, that none of Borrower, Guarantors nor any Affiliate of Borrower or any of the Guarantors shall qualify as an Eligible Assignee."

          (iii)     Required Lenders.  The definition of
"Required Lenders" shall be amended to delete the requirement of a unanimous vote by all Lenders to effect an increase in the Applicable Rate for either Credit Facility. Accordingly, subsection (vii) of section (a) of the definition of "Required
Lenders" is hereby deleted.

     2. Covenant Amendments. The following amendments are made to the referenced covenants contained in the Credit Agreement:

     (a) Monthly Asset Coverage Requirements Reports. The time limit for delivery of the monthly Asset Coverage Requirement reports shall be extended from fifteen (15) days to twenty (20) days. Accordingly, Section 7.1(f) of the Credit Agreement is amended to read in its entirety as follows:

          "(f) Within twenty (20) days after the end of each calendar month, a report in form as attached hereto as
     Schedule IV and certified by an Authorized Officer as being true and correct calculating the Asset Coverage Requirement, together with such additional information related thereto as Administrative Agent shall require."

     (b) Minimum Consolidated Net Worth: Section 8.1 is hereby amended to read in its entirety as follows:

          "Section 8.1. Minimum Consolidated Tangible Net Worth . Borrower shall not permit Consolidated Tangible Net Worth to be less than (a) $285,000,000 during the period from December 31, 1998, to the date on which the goodwill attributable to the payments to be made by Borrower in connection with the MIC transaction must be reflected in the financial statements of Borrower prepared in accordance with GAAP (the "Recognition Date"), (b) $190,000,000 from the Recognition Date through June 30, 1999, and (c) from and after July 1, 1999, an amount equal to the sum of the greater of (i) $200,000,000 or (ii) 85% of actual Consolidated Tangible Net Worth on June 30, 1999, plus
     (A) eighty-five percent (85%) of the cumulative Consolidated Net Income for each calendar quarter commencing on July 1, 1999, through the quarter ending immediately prior to, or on, the date as of which compliance with this covenant is being measured, plus
     (B) ninety percent (90%) of the amount of any proceeds (less reasonable and customary transaction costs) received by Borrower or its Subsidiaries from the issuance of any additional shares of stock or other equity interests from and after July 1, 1999."

     (c)  Interest/Dividend Coverage Ratio.  Section 8.3 of the
Credit Agreement is amended to read in its entirety as follows:

          "Section 8.3.  Interest/Dividend Coverage Ratio.
     Borrower shall not permit the Interest/Dividend
     Coverage Ratio to be less than (i) 1.50 to 1.00 from the Closing Date through December 30, 1999, and (ii)
     1.75 to 1.00 from and after December 31, 1999."

     (d)  Asset Coverage Requirement:  Section 8.4 of the Credit
Agreement is hereby amended to read in its entirety as follows:

          "Section 8.4. Capital Adequacy; Asset Coverage. Borrower shall not permit an amount equal to Total Consolidated Debt less fifty percent (50%) of the face value of all Approved Subordinated Debt as of the last day of any fiscal quarter of Borrower to exceed the Adjusted Asset Amount at such time. In addition, Borrower shall not permit the Asset Coverage Ratio to be less than 1.20 to 1.00 (the "Asset Coverage Requirement"); provided, however, that Borrower shall not be in violation of the Asset Coverage Requirement if for no more than two months in any twelve month period (which two months cannot be consecutive months), the Asset Coverage Ratio is less than 1.20 to 1.00, but is greater than 1.00 to 1.00, and Borrower has paid the applicable Asset Coverage Variance Fee due to any such occurrence."

     (e) Investments. Section 8.9(c) (prior to clause (i) thereof), Section 8.9 (d) and Section 8.9(e) are amended to read in their entirety as follows:

          "(c) Investments in Excluded Subsidiaries so long as (x) in the case of Excluded Subsidiaries other than the NIM Subsidiaries, the aggregate amount of such Investments does not exceed $200,000,000, of which $50,000,000 shall be allocated for and used only in association with the refinancing of existing indebtedness provided by Persons other than the Lenders whereby bankruptcy remote or similar vehicles properly designated by Borrower as Excluded Subsidiaries are utilized, and of which $70,000,000 shall be allocated for and used only in the normal course of business in support of financing and securitization activities of the commercial finance activities of Borrower and its Subsidiaries (as such sublimits may be adjusted from time to time by Administrative Agent in its sole and absolute discretion after receipt and review of all information and documents required by Administrative Agent in connection with any such adjustment requested by Borrower), and (y) in the case of the Excluded Subsidiaries that are the NIM Subsidiaries, so long as the aggregate amount of such Investments does not exceed $170,000,000; provided, however, that if the following requirements with respect to a particular Excluded Subsidiary are met in Administrative Agent's determination in its sole and absolute discretion, then Investments in such Excluded Subsidiary shall not be included for purposes of calculating the foregoing limitation:"

          "(d) Investments by Borrower and the Guarantors in Foreign Subsidiaries, so long as the aggregate amount of such Investments (at original cost) does not exceed
     $200,000,000;"

          "(e) Loans to any employees of Borrower or any Subsidiary of Borrower (i) to facilitate relocations, (ii) who are the former shareholders of MIC, in an aggregate amount not to exceed $17,000,000, evidenced by promissory notes that are due and payable in full on or before September 30, 1999, and are in form and content acceptable to Administrative Agent, and with respect to which such loans Borrower or any Subsidiary of Borrower is entitled to an offset under the MIC Merger Agreement, and (iii) in addition to those permitted above, so long as the aggregate of such loans pursuant to this clause (iii) does not exceed $1,500,000."

     (f) Minimum Fixed Payment Ratio. There shall be added a new Section 8.20 to the Credit Agreement that shall read in its entirety as follows:

          "Section 8.20.  Certain Payment Limitations.
     Borrower shall not make or permit its Subsidiaries to make any prepayment on the Senior Notes if at the time of such prepayment, or as a result thereof, the Fixed
     Payment Ratio shall be less than 1.00 to 1.00. For purposes of determining compliance with this Section
     8.20, the Fixed Payment Ratio shall be calculated on a rolling four quarters basis, commencing on January 1, 1999, or such applicable shorter period until four quarters have elapsed since January 1, 1999."

     3. Pricing. The revised LIBOR Margins, Variable Rate and Letter of Credit Fee percentages set forth in the Second Modification shall remain in effect from and after the date hereof. Attached as Exhibit B to this Modification Agreement is a new Schedule II to more clearly reflect the applicable tiers of the LIBOR Margin and Letter of Credit Fee percentages; and the
Schedule II attached to the Credit Agreement (as modified and replaced in the Second Modification) shall be modified, restated and replaced in its entirety by the Schedule II attached hereto as Exhibit B.

     4. Asset Coverage Variance Fee. At any time that the Asset Coverage Ratio is less than 1.20 to 1.00, as indicated in a monthly report calculating the Asset Coverage Requirement delivered to Administrative Agent pursuant to Section 7.1(f) of the Credit Agreement, Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders, a fee (the "Asset Coverage Variance Fee") in an amount equal to the product of
 .125% per annum times the aggregate principal amount from day to day outstanding on the Revolving Credit Facility and the Term Facility for each day during the period from Administrative Agent's receipt of such report until such time as Borrower delivers to Administrative Agent a subsequent monthly report calculating the Asset Coverage Requirement, as required under
Section 7.1(f), showing that the Asset Coverage Ratio is equal to or greater than 1.20 to 1.00. Any unpaid Asset Coverage Variance Fee shall be due and payable on the same dates as interest is due under the Revolving Notes (but in addition to any other payments due on such dates). The Asset Coverage Variance Fee shall be part of the Obligations under and as defined in the Credit Agreement for all purposes, and nonpayment thereof shall be an Event of Default under Section 9.1(a) of the Credit Agreement.

     5. Revolving Credit Facility Advances. Due to funding requirements and fluctuations on Alternate Currency Advances, the penultimate sentence of Section 2.1(a) of the Credit Agreement is amended to read as follows:

          "Advances shall be made under the Short Term
     Revolving Facility only after and so long as the Long
     Term Revolving Facility is fully funded, except for an amount under the Long Term Revolving Facility not to exceed $10,000,000 that may be reserved in Administrative Agent's sole discretion (but which is available for advance after advancing under the Short
     Term Revolving Facility) for fundings or fluctuations in Alternate Currency Advances."

     6.   Inspections.   To make clear that Administrative Agent,
in such capacity, is not limited in its inspection rights, the proviso at the end of the first sentence of Section 7.3 of the Credit Agreement is amended to read as follows:

           "provided, that, prior to the occurrence of a Default, each Lender (but not including Administrative Agent), will make no more than two such visits or inspections in any twelve month period."

     7.   Assignments.  Sections 11.10(a)(iv) and 11.10(c) of the
Credit Agreement are amended to read in their entirety as follows:

               "(iv)     the parties to such assignment
     shall execute and deliver to Administrative Agent for its acceptance, with a copy to Borrower, an Assignment and Acceptance in the form of Exhibit D hereto, together with any Note subject to such assignment and a processing fee of $3,500 and payment of all legal fees and expenses incurred by Administrative Agent with respect to such assignment."

          "(c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee and the legal fees and expenses of Administrative Agent, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto."

     8. Pendragon Asset Transfer and Release. In accordance with Section 5.7 of the Credit Agreement, Administrative Agent and the Lenders hereby agree that certain asset management assets of the AMRESCO Pendragon Entity, with an aggregate book value not to exceed $25,000,000, may be contributed to Pendragon Corp., and Administrative Agent will release the Lenders' Liens with respect to such transferred assets, provided that (a) all capital stock of Pendragon Corp. (both common and preferred) owned by the AMRESCO Pendragon Entity or any Subsidiary of Borrower, and all of the equity interests in the AMRESCO Pendragon Entity, are pledged to Administrative Agent, for the benefit of Lenders, on terms acceptable to Administrative Agent, and (b) Administrative Agent has received copies of and approved the terms of all documents evidencing the transaction contemplated by the referenced agreement with Pendragon Corp.

     9. NIM Transaction. As a condition to the Lenders' approval of the NIM Transaction and the amendments to Section 8.9(c) of the Credit Agreement related to investments in the NIM Subsidiaries, Borrower represents, warrants and agrees with the Lenders that (a) the NIM Intermediate Trust Subsidiary will be a Delaware business trust, (b) 100% of the beneficial interests in the NIM Intermediate Trust Subsidiary will be held by AMRESCO Residential Capital Markets, Inc. ("ARCMI"), a wholly-owned Subsidiary of Borrower, (c) the NIM Intermediate Trust Subsidiary will be formed as an intermediate trust, which trust shall be a special purpose "bankruptcy remote" entity that has assets consisting solely of certificates evidencing interests in the NIM Issuing Trust Subsidiary, including all or a portion of the rated notes issued by the NIM Issuing Trust Subsidiary, (d) 100% of the beneficial interests in the NIM Issuing Trust Subsidiary will be held by the NIM Intermediate Trust Subsidiary, and the sole purpose of the NIM Issuing Trust Subsidiary will be to issue a series of rated notes secured by the Residual Assets Certificates, and (e) neither of the NIM Subsidiaries shall have any liabilities (including without limitation, federal income tax liabilities), except for certain liabilities of the NIM Issuing Trust Subsidiary that are expressly set forth in the trust indenture governing the NIM Issuing Trust Subsidiary, subject to Administrative Agent's prior approval (not to be unreasonably withheld) of the terms of such trust indenture and the specific terms of any of the liabilities incurred as permitted thereunder. ARCMI's 100% beneficial ownership certificate in the NIM Intermediate Trust Subsidiary shall be pledged to Administrative Agent for the benefit of the Lenders, on terms and subject to documentation acceptable to Administrative Agent in its sole discretion, and the NIM Intermediate Trust Subsidiary and the NIM Issuing Trust Subsidiary shall be Excluded Subsidiaries (as indicated on the replacement Schedule V to the Credit Agreement attached hereto as Exhibit E).

     10. Treasury Stock Purchase. Notwithstanding anything to the contrary in the Credit Agreement (including without limitation the provisions of Section 8.19 thereof), Borrower shall not purchase any of its stock or other equity interests so long as any of the Obligations remain unpaid.
     11. Prepayment of Senior Notes. Notwithstanding anything in the Credit Agreement to the contrary, Borrower shall be entitled to prepay the Senior Notes, in a maximum principal amount of $57,500,000, provided that at the time of such prepayment (a) Borrower shall be in compliance with new Section
8.20 of the Credit Agreement (as amended hereby), (b) there shall not have occurred a Default or Event of Default, and (c) Borrower shall have delivered written notice to Administrative Agent of such prepayment.

     12. Interest Rate Buy-Downs. Notwithstanding anything contained in the Credit Agreement or any of the other Loan Documents, Borrower and any individual Lender (as used in this Section 12, a "Buy-Down Lender") may enter into an agreement (a "Buy-Down Agreement") with respect to all or a portion of the Revolving Commitment and/or the Term Facility held by such Buy-Down Lender, pursuant to which Buy-Down Agreement the interest otherwise payable by Borrower to such Buy-Down Lender during any interest calculation period shall be reduced based on the amount of certain deposits ("Available Deposits") maintained by Borrower with such Buy-Down Lender or its Affiliates. Borrower shall give Administrative Agent prompt written notice of any Buy-Down Agreement immediately upon execution thereof. Prior to the occurrence of an Event of Default and acceleration of the Obligations (upon which acceleration any Buy-Down Agreement shall terminate), any Buy-Down Lender shall invoice Borrower directly for all interest accrued and payable to such Buy-Down Lender on account of its Revolving Commitment and/or Term Note. Administrative Agent, in rendering any interest charges or billing pursuant to the Credit Agreement, shall have no obligation to bill any interest payable to a Buy-Down Lender in respect of its Revolving Commitment and/or Term Note, or to verify the amount of any Available Deposits or the interest amounts payable to any Buy-Down Lender in respect of its Revolving Commitment and/or Term Note, including without limitation any deficiency fees or other amounts payable to such Buy-Down Lender by Borrower under the applicable Buy-Down Agreement. Borrower shall pay all interest, and any deficiency fees or other amounts payable under any Buy-Down Agreement, directly to the applicable Buy-Down Lender as and when required under the Buy-Down Agreement. Any Buy-Down Lender may elect not to make demand for the payment of deficiency fees accruing in respect of Available Deposits from time to time, and it is expressly agreed and understood that (a) any such deficiency fees shall not, by reason of such failure of such Buy-Down Lender or otherwise, be deemed to have been waived by such Buy-Down Lender (except as such waiver is expressly acknowledged in writing by such Buy-Down Lender from time to time), and (b) all deficiency fees accrued and unpaid hereunder and not so expressly waived, whether or not previously declared due and owing by any such Buy-Down Lender, shall automatically be due and payable in full upon the Short Term Revolving Facility Termination Date, the Long Term Revolving Facility Termination Date, or the Term Facility Termination Date, as applicable.

     13. Definition of Loan Documents. The definition of "Loan Documents", as defined in the Credit Agreement and as used in the Credit Agreement, the other Loan Documents and herein, shall be, and is hereby, modified to include this Modification Agreement and any and all documents executed in connection herewith.

     14. Conditions Precedent to this Modification Agreement. As conditions precedent to this Modification Agreement and the modifications to the Credit Agreement pursuant hereto and the consents granted hereunder, all of the following shall have been satisfied:

     (a)  Borrower and the Guarantors (including all new
Guarantors listed on the Supplement to Credit Agreement referred to in Section 14(d) below) shall have executed and delivered to Administrative Agent this Modification Agreement;

     (b) Borrower shall have delivered to Administrative Agent all corporate resolutions, consents, powers of attorney, certificates or documents as Administrative Agent may request relating to (i) the existence of Borrower, and (ii) the corporate and partnership authority for the execution and validity of this Modification Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Administrative Agent;

     (c) Borrower shall have paid all applicable amendment and other fees as agreed in connection with this Modification
Agreement; and

     (d) Borrower shall have caused to be executed and delivered to Administrative Agent a Supplement to the Loan Documents to add all Subsidiaries of Borrower, other than Excluded Subsidiaries, Foreign Subsidiaries and Investment Advisor Subsidiaries, as Guarantors under the Guaranty Agreement, and as assigning or pledging parties under the Collateral Assignment, the Security Agreement and the Pledge Agreement, and Administrative Agent shall have received all such corporate existence and authority documentation, resolutions and other agreements, stock certificates and other equity ownership certificates, stock powers, financing statements, instruments and certificates as Administrative Agent shall reasonably require with respect to such additional Guarantors. Borrower shall also have caused to be executed and/or delivered to Administrative Agent such modifications to the Stock Pledge Agreement and such stock certificates of, or other evidences of equity interests in, the Excluded Subsidiaries (with stock powers as applicable) to effectively evidence and perfect the Lenders' security interests therein.

     15. Reaffirmation of Debt and Liens. Borrower acknowledges and agrees that it is well and truly indebted to the Lenders pursuant to the terms of the Notes, the Credit Agreement and the other Loan Documents, as modified hereby, and that all liens and security interests securing the Obligations are and remain in full force and effect.

     16. Ratification. Except as otherwise expressly modified by this Modification Agreement, all terms and provisions of the Credit Agreement (as previously modified), the Notes, and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     17. Payment of Expenses. Borrower shall pay to Administrative Agent, on behalf of the Lenders, upon demand, the reasonable attorneys' fees and expenses of Administrative Agent's counsel and all filing and recording fees and other reasonable expenses incurred by Administrative Agent in connection with this Modification Agreement.

     18. Current Lenders, Guarantors and Excluded Subsidiaries. Attached hereto as Exhibit C is a replacement Schedule I to the Credit Agreement setting forth the names, addresses and percentages of each of the Lenders as of the date hereof. Attached hereto as Exhibit D is a correct and complete list of each of the Subsidiaries of Borrower that are required to be "Guarantors" under the Credit Agreement and related Loan Documents as of the date hereof, indicating the initial Guarantors that executed the Credit Agreement and the additional Guarantors added by a Supplement to the Loan Documents. Attached hereto as Exhibit E is a replacement Schedule V to the Credit Agreement which lists all of the Excluded Subsidiaries as of the date hereof.

     19. Further Assurances. Borrower shall execute and deliver to Administrative Agent such other documents as may be necessary or as may be required, in the opinion of Administrative Agent and/or counsel to Administrative Agent, to effect the transactions contemplated hereby and to protect the Lenders' Liens and security interests, and the rights and remedies of Administrative Agent and/or the Lenders under the Loan Documents. Specifically, and without limitation of the foregoing or anything in Section 7.11 of the Credit Agreement, Borrower agrees to prepare and cause to be executed and delivered by such Subsidiaries of Borrower as Administrative Agent may designate from time to time in its sole discretion, promissory notes payable to Borrower evidencing the intercompany receivables of Borrower owing by such Subsidiaries, which intercompany notes shall be in form acceptable to Administrative Agent, and shall be endorsed to Administrative Agent by allonge, with the originals thereof being delivered to Administrative Agent, and shall be subject to and covered by the Security Agreement.

     20. Binding Agreement. This Modification Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and the Lenders, and their respective legal representatives, successors and assigns.

     21. Enforceability. In the event the enforceability or validity of any portion of this Modification Agreement, the Credit Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or New York law would uphold or would enforce such challenged or questioned provision.

     22. Choice of Law. THIS MODIFICATION AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF NEW YORK.

     23. Counterparts. This Modification Agreement may be executed in multiple counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

     24. Entire Agreement. This Modification Agreement, the Credit Agreement and the Notes, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated.

     THIS MODIFICATION AGREEMENT AND THE OTHER WRITTEN INSTRUMENTS, AGREEMENTS AND DOCUMENTS EXECUTED IN CONNECTION WITH THIS MODIFICATION AGREEMENT, AND THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     IN WITNESS WHEREOF, this Agreement is executed effective as of the date first written above.

                         BORROWER:

                         AMRESCO, INC., a Delaware corporation


                         By:
                              Thomas J. Andrus,
                              Vice President and Treasurer


                         ADMINISTRATIVE AGENT:

                         NATIONSBANK, N.A.,
                         a national banking association, as Administrative Agent for the Lenders


                         By:
                              Elizabeth Kurilecz,
                              Senior Vice President


                         ACKNOWLEDGED AND AGREED TO as of the
                         28th day of February, 1999, by:

GUARANTORS:

AFC EQUITIES INVESTORS, INC., f/k/a AFC EQUITIES, INC.
AFC EQUITIES MANAGEMENT, INC. ALPINE, INC.
AMREIT HOLDINGS, INC.
AMREIT MANAGERS GP, INC.
AMRESCO ATLANTA INDUSTRIAL, INC.
AMRESCO BUILDERS GROUP, INC.
AMRESCO CAPITAL CONDUIT CORPORATION
AMRESCO CAPITAL LIMITED, INC.
AMRESCO CAPITAL, L.P.
AMRESCO CMF, INC.
AMRESCO COMMERCIAL FINANCE, INC.
AMRESCO CONSOLIDATION CORP.
AMRESCO EQUITY INVESTMENTS, INC.
AMRESCO EQUITY INVESTMENTS II, INC.
AMRESCO FINANCE AMERICA CORPORATION
AMRESCO FINANCIAL I, INC.
AMRESCO FINANCIAL I, L.P.
AMRESCO FUNDING CORPORATION
AMRESCO FUNDING OF GEORGIA, L.P.
AMRESCO FUNDING INVESTORS, INC.
AMRESCO FUNDING MANAGEMENT, INC.
AMRESCO FUNDING MID-ATLANTIC, INC.
AMRESCO FUNDING PACIFIC, INC.
AMRESCO INDEPENDENCE FUNDING, INC.
AMRESCO-INSTITUTIONAL, INC.
AMRESCO INVESTMENTS, INC.
AMRESCO MANAGEMENT, INC.
AMRESCO MBS-II, INC.
AMRESCO MORTGAGE CAPITAL LIMITED-I, INC.
AMRESCO MORTGAGE SERVICES LIMITED, INC.
AMRESCO NEW ENGLAND, L.P.
AMRESCO NEW ENGLAND II, L.P.
AMRESCO NEW ENGLAND, INC.
AMRESCO NEW ENGLAND II, INC.
AMRESCO NEW HAMPSHIRE, INC.
AMRESCO NEW HAMPSHIRE, L.P.
AMRESCO OVERSEAS, INC.
AMRESCO PORTFOLIO INVESTMENTS, INC.
AMRESCO PRINCIPAL MANAGERS I, INC.
AMRESCO PRINCIPAL MANAGERS II, INC.
AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
AMRESCO RESIDENTIAL CREDIT CORPORATION
AMRESCO RESIDENTIAL MORTGAGE CORPORATION
AMRESCO RESIDENTIAL PROPERTIES, INC.
AMRESCO RHODE ISLAND, INC.
AMRESCO SERVICES, L.P.
AMRESCO VENTURES, INC.
AMRESCO 1994-N2, INC.
AMRESCO TEXAS, INC.
ASSET MANAGEMENT RESOLUTION COMPANY
BEI 1992 - N1, INC.
BEI 1993 - N3, INC.
BEI 1994 - N1, INC.
BEI MULTI-POOL, INC.
BEI PORTFOLIO INVESTMENTS, INC.
BEI PORTFOLIO MANAGERS, INC.
BEI REAL ESTATE SERVICES, INC.
BEI SANJAC, INC.
COMMONWEALTH TRUST DEED SERVICES, INC.
ENT MIDWEST, INC.
ENT NEW JERSEY, INC.
ENT SOUTHERN CALIFORNIA, INC.
EXPRESS FUNDING, INC.
FINANCE AMERICA CORPORATION
GRANITE EQUITIES, INC.
HOLLIDAY FENOGLIO FOWLER, L.P.
LIFETIME HOMES, INC.
MSPI, INC., f/k/a MARKETING SOLUTION PUBLICATIONS, INC.
MORTGAGE INVESTORS CORPORATION
OAK CLIFF FINANCIAL, INC.
PRESTON HOLLOW ASSET HOLDINGS, INC.
QUALITY FUNDING, INC.
AMRESCO INSURANCE SERVICES, INC., f/k/a
SAVE-MORE INSURANCE SERVICES, INC.
WHITE ROCK INVESTMENTS, INC.
AFC EQUITIES, L.P.
AMREIT MANAGERS, L.P.
AMRESCO-MBS I, INC.
AMRESCO MORTGAGE CAPITAL, INC.
HF ACQUISITION SUB, INC.

By:       AMRESCO, INC., a Delaware corporation, as
                   agent and attorney-in-fact


     By:
          Thomas J. Andrus,
          Vice President and Treasurer


                            EXHIBIT A


                        NIM CERTIFICATES


1.   AMRESCO Residential Securities Corporation Mortgage Loan
         Trust Series 1996-4
                         Class B-IO Certificate
                         Class R Certificate

2.   AMRESCO Residential Securities Corporation Mortgage Loan
     Trust Series 1996-5
                         Class B-IO Certificate
                         Class R Certificate

3.   AMRESCO Residential Securities Corporation Mortgage Loan
     Trust Series 1998-3
                         Class C-AI Certificate
                         Class C-FIO Certificate
                         Class R Certificate
                         (The Class D and Class S Certificate
                               will remain pledged)

                            EXHIBIT B

                           SCHEDULE II

 COMMITMENT FEE PERCENTAGE; LIBOR MARGIN; LETTER OF CREDIT FEES

1. If the Asset Coverage Ratio is equal to or greater than 1.40 to 1.00:

           Ratio of Total
          Consolidated Debt
          Less Outstanding                    Commitment    Letter of
        Balance of Warehouse    LIBOR                       Credit Fee
 TIERS   Lines to Borrower's   Margin**          Fee        Percentages**
          Consolidated Net                    Percentages
               Worth*
   I       Greater than or    (a) 237.5 b.p.  (c) 37.5 b.p.   237.5 b.p
           equal to 2.50X     (b) 337.5 b.p.  (d) 35.0 b.p.
  II       Greater than or    (a) 212.5 b.p.  (c) 25.0 b.p.   212.5 b.p
           equal to 1.50X but (b) 312.5 b.p.  (d) 22.5 b.p.
           less than 2.50X
  III      Greater than or    (a) 200.0 b.p.  (c) 25.0 b.p.   200.0 b.p
           equal to 1.00X but (b) 300.0 b.p.  (d) 22.5 b.p.
           less than 1.50X
   IV      Less than 1.00X    (a) 187.5 b.p.  (c) 25.0 b.p.   187.5 b.p
                              (b) 287.5 b.p.  (d) 22.5 b.p.


(a) - The LIBOR Margin for the Revolving Credit Facility.
(b) - The LIBOR Margin for the Term Facility.
(c) - The Commitment Fee for the Long Term Revolving Facility
(d) - The Commitment Fee for the Short Term Revolving Facility
*   -               The calculation of the applicable ratio of
          Total Consolidated Debt less outstanding balance of Warehouse Lines to Borrower's Consolidated Net Worth shall be made and effective on the first day of the calendar month in which Administrative Agent receives the quarterly financial statements and related officer's certificate required to be delivered by Borrower pursuant to Section 7.2 (b) and (c) showing that such adjustment is appropriate (except that with respect to any Adjusted LIBOR Rate or Competitive Bid Loan then in effect, such change shall occur at the end of the applicable Interest Period or maturity as to the related Advance, LIBOR Rate Portion or Competitive Bid
          Loan),
** -                Should Borrower receive an Investment Grade
          rating on its senior unsecured long term debt from both Standard & Poor's Ratings Group (a Division of McGraw - Hill, Inc.) and Moody's Investors Service, Inc., the LIBOR Margin and Letter of Credit Fee Percentages shall be reduced by 25 basis points


2.   If the Asset Coverage Ratio is less than 1.40 to 1.00:


           Ratio of Total
          Consolidated Debt
          Less Outstanding                     Commitment   Letter of
        Balance of Warehouse    LIBOR                       Credit Fee
 TIERS   Lines to Borrower's   Margin**           Fee       Percentages**
          Consolidated Net                     Percentages
               Worth*
   I       Greater than or    (a) 275.0 b.p.  (c) 37.5 b.p.   275.0 b.p
           equal to 2.50X     (b) 337.5 b.p.  (d) 35.0 b.p.
  II       Greater than or    (a) 250.0 b.p.  (c) 25.0 b.p.   250.0 b.p
           equal to 1.50X but (b) 312.5 b.p.  (d) 22.5 b.p.
           less than 2.50X
 III      Greater than or    (a) 237.5 b.p.   (c) 25.0 b.p.   237.5 b.p
          equal to 1.00X but (b) 300.0 b.p.   (d) 22.5 b.p.
          less than 1.50X
  IV      Less than 1.00X    (a) 225.0 b.p.   (c) 25.0 b.p.   225.0 b.p
                             (b) 287.5 b.p.   (d) 22.5 b.p.


(a) - The LIBOR Margin for the Revolving Credit Facility.
(b) - The LIBOR Margin for the Term Facility.
(c) - The Commitment Fee for the Long Term Revolving Facility
(d) - The Commitment Fee for the Short Term Revolving Facility
*   -               The calculation of the applicable ratio of
          Total Consolidated Debt less outstanding balance of Warehouse Lines to Borrower's Consolidated Net Worth shall be made and effective on the first day of the calendar month in which Administrative Agent receives the quarterly financial statements and related officer's certificate required to be delivered by Borrower pursuant to Section 7.2 (b) and (c) showing that such adjustment is appropriate (except that with respect to any Adjusted LIBOR Rate or Competitive Bid Loan then in effect, such change shall occur at the end of the applicable Interest Period or maturity as to the related Advance, LIBOR Rate Portion or Competitive Bid
          Loan),
** -                Should Borrower receive an Investment Grade
          rating on its senior unsecured long term debt from both Standard & Poor's Ratings Group (a Division of McGraw - Hill, Inc.) and Moody's Investors Service, Inc., the LIBOR Margin and Letter of Credit Fee Percentages shall be reduced by 25 basis points





                            EXHIBIT C

                           SCHEDULE 1
              (Replacement as of February 28, 1999)

                      LENDERS AND BORROWER

I.   LENDERS, AGENTS AND ARRANGERS

          A.        ADMINISTRATIVE AGENT

NationsBank, N.A.
901 Main Street, 66th Floor
Dallas, Texas  75202
Attn: Elizabeth Kurilecz
Tel:  (214) 508-0975
Fax:  (214) 508-0604

B.            SYNDICATION AGENT

Credit Suisse First Boston
Eleven Madison Avenue, 20th Floor
New York, New York 10010-3629
Attn: Jay Chall
Tel: (212) 325-9010
Fax: (212) 325-8320

C.   ARRANGERS

NationsBanc Montgomery Securities LLC
901 Main Street, 66th Floor
Dallas, Texas 75202
Attn: Gary Kahn
Tel: (214) 508-3507
Fax: (214) 325-8320

Credit Suisse First Boston
Eleven Madison Avenue, 20th Floor
New York, New York 10010-3629
Attn: Jay Chall
Tel: (212) 325-9010
Fax: (212) 325-8320

C.             REVOLVING LENDERS:

NationsBank, N.A.
901 Main Street, 66th Floor
Dallas, Texas  75202
Attn: Elizabeth Kurilecz
Tel:  (214) 508-0975
Fax:  (214) 508-0604

Bank One, Texas, NA
1717 Main Street, 4th Floor
Dallas, Texas  75201
Attn:  Kristin Blanchard
Tel:  (214) 290-3028
Fax:  (214) 290-2054

Bank United
3200 S.W. Freeway
Suite 2422
Houston, TX  77027
Attn: Deborah A. Bourque
Tel:  (713) 543-6397
Fax:  (713) 543-6022

Comerica Bank - Texas
8828 Stemmons, Suite 441
Dallas, Texas  75247
Attn:  David Terry
Tel:  (214) 841-4419
Fax:  (972)-263-9837

Credit Lyonnais, New York Branch
1301 6th Avenue
New York, New York 10019
Attn: Paul Connolly
Tel: (212) 261-3885
Fax: (212) 261-3401

Fleet Bank, N.A.
1185 Avenue of the Americas
16th Floor
New York, New York 10036
Attn: Kevin Batterton
Tel: (212) 819-6076
Fax: (212) 819-6207
The Bank of New York
One Wall Street, 17th Floor
New York, NY  10286
Attn: Robert A. Tweed
Tel: (212) 635-6465
Fax: (212) 635-6468

LaSalle National Bank
135 South LaSalle Street
Chicago, Illinois  60603
Attn: Terry Keating
Tel: (312) 904-2689
Fax: (312) 904-2982

U.S. Bank National Association
601 2nd Avenue South
MPFP 0508
Minneapolis, Minnesota 55402-4302
Attn: John P. Crenshaw
Tel: (612) 973-0572
Fax: (612) 973-0826

Farallon Debt Investors I, LLC1
c/o Farallon Capital Management, LLC
One Maritime Plaza, Suite 1325
San Francisco, California  94111
Attn:     Ms. Meridee Moore
          Ms. Kirsten Lynch
Tel:      (415) 421-2132
Fax:      (415) 421-2133

ING Baring (U.S.) Capital LLC2
135 E. 57th Street, 6th Floor
New York, New York  10022
Attn:     Ms. Ann Sutton
Tel:      (212) 409-1581
Fax:      (212) 371-9295

Credit Suisse First Boston
Eleven Madison Avenue, 20th Floor
New York, New York 10010-3629
Attn: Jay Chall
Tel: (212) 325-9010
Fax: (212) 325-8320

Bear Stearns Investment Products, Inc.
 245 Park Avenue, 4th Floor
New York, NY  10167
Attn: Mark A. Sorenson
Tel: (212) 272-7959
Fax: (212) 272-4844

Prudential Securities Credit Corp.
One Seaport Plaza
27th Floor
New York, NY  10292
Attn: Jeffrey French
Tel: (212) 214-7558
Fax: (212) 214-7678

Dresdner Bank AG,
New York & Grand Cayman Branches
75 Wall Street
New York, NY  10005
Attn: J. Curtin Beaudouin
Tel: (212) 429-2120
Fax: (212) 429-2524

PNC Bank, N.A.
500 West Jefferson Street
Suite 1100
Louisville, Ky  40202
Attn: Janice Bolling
Tel: (502) 581-3112
Fax: (502) 581-3844

D.   TERM LENDERS

The Bank of New York
One Wall Street, 17th Floor
New York, NY  10286
Attn: Robert A. Tweed
Tel: (212) 635-6465
Fax: (212) 635-6468

Allstate Life Insurance Company
3075 Sanders Road, Suite G3A
Northbrook, IL  60062-7127
Attn: Tom Napholz
Tel: (847) 402-7835
Fax: (847) 402-3092

KZH III LLC, f/k/a/
KZH Holding Corporation III
c/o The Chase Manhattan Bank
450 West 33rd Street - 15th Floor
New York, NY  10001
Attn: Virginia Conway
Tel: (212) 946-7575
Fax: (212) 946-7776

Tyler Trading3
100 North Tryon Street
NCI-007-06-07
Charlotte, NC  28255
Attn: Kelly C. Walker
Tel: (704) 388-8943
Fax: (704) 388-0648

Strata Funding Ltd.
c/o Deutsche Morgan Grenfell (Cayman) Limited
P.O. 10184 GT, Elizabethan Square
Grand Cayman, Cayman Islands
Attn: Director
Tel: (345) 949-8244
Fax: (345) 949-8178

Ceres Finance Ltd.
c/o Deutsche Morgan Grenfell (Cayman) Limited
P.O. 10184 GT, Elizabethan Square
Grand Cayman, Cayman Islands
Attn: Director
Tel: (345) 949-8244
Fax: (345) 949-8178

Pacifica Partners I, L.P.4
c/o Imperial Credit Asset Management
150 S. Rodeo Drive, Suite 230
Beverly Hills, CA  90212
Attn: Mike Bacevich
Tel: (310) 246-3726
Fax: (310) 777-3026
LaSalle National Bank
135 South LaSalle Street
Chicago, Illinois  60603
Attn: Terry Keating
Tel: (312) 904-2689
Fax: (312) 904-2982

Allstate Insurance Company
3075 Sanders Road, Suite G3A
Northbrook, IL  60062-7127
Attn: Tom Napholz
Tel: (847) 402-7835
Fax: (847) 402-3092

Morgan Stanley Emerging Markets, Inc.5
1585 Broadway, 10th Floor
New York, New York  10036
Attn: James Morgan
Tel: (212) 761-4866
Fax: (212) 761-0592

Merrill Lynch, Pierce, Fenner & Smith Incorporated6
World Financial Center, 16th Floor
250 Vessey Street
New York, New York 10281
Attn: Brian Buttenmuller
Tel: (212) 449-4972
Fac: (212) 449-9435




1 By partial assignment from Lehman Commercial Paper, Inc., assignee from Wells Fargo Bank (Texas), N.A.
2 By partial assignment from (i) Lehman Commercial Paper,
Inc., assignee from Wells Fargo Bank (Texas)
    N.A., and (ii) Bear Stearns Investment Products, Inc.
3 By assignment from NationsBank, N.A. (2 Notes)
4 By assignment from NationsBank, N.A.
5 By partial assignment from ML CLO XIX Sterling (Cayman)
Ltd.
6 By assignment of remaining interest from ML CLO XIX
Sterling (Cayman) Ltd.

              Revolving Loan Commitment Amount
                                                          Revolving
                     Short     Long Term     Aggregate       Loan
                     Term                                 Percentage
 Revolving
 Lenders:
 NationsBank      $18,750,000  $56,250,000  $75,000,000   11.19402985%
 Credit Suisse    $18,750,000  $56,250,000  $75,000,000   11.19402985%
 First Boston
 U.S. Bank        $18,750,000  $56,250,000  $75,000,000   11.19402985%
 Bank One         $12,500,000  $37,500,000  $50,000,000    7.46268657%
 Bank United      $12,500,000  $37,500,000  $50,000,000    7.46268657%
 Fleet Bank       $12,500,000  $37,500,000  $50,000,000    7.46268657%
 Prudential Sec.  $12,500,000  $37,500,000  $50,000,000    7.46268657%
 LaSalle          $11,250,000  $33,750,000  $45,000,000    6.71641791%
 Bank of New York $11,250,000  $33,750,000  $45,000,000    6.71641791%
 Dresdner Bank     $8,750,000  $26,250,000  $35,000,000    5.22388060%
 Comerica          $7,500,000  $22,500,000  $30,000,000    4.47761194%
 Bear Stearns      $5,000,000  $15,000,000  $20,000,000    2.98507463%
 Credit Lyonnais   $6,250,000  $18,750,000  $25,000,000    3.73134328%
 Farallon Debt1    $4,750,000  $14,250,000  $19,000,000    2.83582090%
 ING Baring2       $2,750,000   $8,250,000  $11,000,000    1.64179104%
 PNC Bank          $3,750,000  $11,250,000  $15,000,000    2.23880597%
   Total         $167,500,000 $502,500,000 $670,000,000    100.000000%




1 By partial assignment from Lehman Commercial Paper, Inc., assignee of Wells Fargo Bank (Texas), N.A.
2 By partial assignment from Lehman Commercial Paper, Inc., assignee of Wells Fargo Bank (Texas), N.A. ($1,500,000 ST and $4,500,000 LT); and by partial assignment from Bear Stearns Investment Products, Inc. ($1,250,000 ST and $3,750,000 LT).


                        Term Loan       Term Loan
                       Commitment      Percentage
                         Amount
Term Lenders:
Pacifica Partners1      $10,000,000    14.8148148%
Morgan Stanley2          $3,000,000     4.4444444%
Merrill Lynch3           $7,000,000    10.3703704%
Tyler Trading4           $7,500,000    11.1111112%
KZH III LLC              $5,100,000     7.5555556%
Allstate Life            $5,000,000     7.4074074%
Insurance Company
Allstate Insurance       $5,000,000     7.4074074%
Company
Bank of New York         $5,000,000     7.4074074%
Tyler Trading4           $5,000,000     7.4074074%
LaSalle Bank             $5,000,000     7.4074074%
Ceres                    $4,950,000     7.3333333%
Strata                   $4,950,000     7.3333333%
Total                   $67,500,000         100.0%


1 By total assignment from NationsBank, N.A.
2 By partial assignment from ML CLO XIX Sterling
3 By assignment of remaining interest of ML CLO XIX Sterling
4 By assignment from NationsBank, N.A.


II.            BORROWER                         with copy to:

         AMRESCO, INC.                        AMRESCO, INC.
         700 N. Pearl Street                  700 N. Pearl Street
         Suite 2400                           Suite 2400
         Dallas, Texas  75201-7424            Dallas, Texas  75201-7424
         Attn:  Treasurer                     Attn:     General Counsel
         Fax No.:  (214) 953-7828             Fax No.:  (214) 953-7757

                                EXHIBIT D

                   GUARANTOR SUBSIDIARIES OF BORROWER
                         AS OF FEBRUARY 28, 1999


INITIAL GUARANTORS ON CREDIT AGREEMENT 8/12/98:

AFC EQUITIES INVESTORS, INC., f/k/a AFC EQUITIES, INC.
AFC EQUITIES MANAGEMENT, INC.
ALPINE, INC.
AMREIT HOLDINGS, INC.
AMREIT MANAGERS GP, INC.
AMRESCO ATLANTA INDUSTRIAL, INC.
AMRESCO BUILDERS GROUP, INC.
AMRESCO CAPITAL CONDUIT CORPORATION
AMRESCO CAPITAL LIMITED, INC.
AMRESCO CAPITAL, L.P.
AMRESCO CMF, INC.
AMRESCO COMMERCIAL FINANCE, INC.
AMRESCO CONSOLIDATION CORP.
AMRESCO EQUITY INVESTMENTS, INC.
AMRESCO EQUITY INVESTMENTS II, INC.
AMRESCO FINANCE AMERICA CORPORATION
AMRESCO FINANCIAL I, INC.
AMRESCO FINANCIAL I, L.P.
AMRESCO FUNDING CORPORATION
AMRESCO FUNDING OF GEORGIA, L.P.
AMRESCO FUNDING INVESTORS, INC.
AMRESCO FUNDING MANAGEMENT, INC.
AMRESCO FUNDING MID-ATLANTIC, INC.
AMRESCO FUNDING PACIFIC, INC.
AMRESCO INDEPENDENCE FUNDING, INC.
AMRESCO-INSTITUTIONAL, INC.
AMRESCO INVESTMENTS, INC.
AMRESCO MANAGEMENT, INC.
AMRESCO MBS-II, INC.
AMRESCO MORTGAGE CAPITAL LIMITED-I, INC.
AMRESCO MORTGAGE SERVICES LIMITED, INC.
AMRESCO NEW ENGLAND, L.P.
AMRESCO NEW ENGLAND II, L.P.
AMRESCO NEW ENGLAND, INC.
AMRESCO NEW ENGLAND II, INC.
AMRESCO NEW HAMPSHIRE, INC.
AMRESCO NEW HAMPSHIRE, L.P.
AMRESCO OVERSEAS, INC.
AMRESCO PORTFOLIO INVESTMENTS, INC.
AMRESCO PRINCIPAL MANAGERS I, INC.
AMRESCO PRINCIPAL MANAGERS II, INC.
AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
AMRESCO RESIDENTIAL CREDIT CORPORATION
AMRESCO RESIDENTIAL MORTGAGE CORPORATION
AMRESCO RESIDENTIAL PROPERTIES, INC.
AMRESCO RHODE ISLAND, INC.
AMRESCO SERVICES, L.P.
AMRESCO VENTURES, INC.
AMRESCO 1994-N2, INC.
AMRESCO TEXAS, INC.
ASSET MANAGEMENT RESOLUTION COMPANY
BEI 1992 - N1, INC.
BEI 1993 - N3, INC.
BEI 1994 - N1, INC.
BEI MULTI-POOL, INC.
BEI PORTFOLIO INVESTMENTS, INC.
BEI PORTFOLIO MANAGERS, INC.
BEI REAL ESTATE SERVICES, INC.
BEI SANJAC, INC.
COMMONWEALTH TRUST DEED SERVICES, INC.
ENT MIDWEST, INC.
ENT NEW JERSEY, INC.
ENT SOUTHERN CALIFORNIA, INC.
EXPRESS FUNDING, INC.
FINANCE AMERICA CORPORATION
GRANITE EQUITIES, INC.
HOLLIDAY FENOGLIO FOWLER, L.P.
LIFETIME HOMES, INC.
MSPI, INC., f/k/a MARKETING SOLUTION PUBLICATIONS, INC.
MORTGAGE INVESTORS CORPORATION
OAK CLIFF FINANCIAL, INC.
PRESTON HOLLOW ASSET HOLDINGS, INC.
QUALITY FUNDING, INC.
AMRESCO INSURANCE SERVICES, INC.,
    f/k/a SAVE-MORE INSURANCE SERVICES, INC.
WHITE ROCK INVESTMENTS, INC.


ADDITIONAL GUARANTORS BY SUPPLEMENT DATED 2/28/99:

AFC EQUITIES, L.P.
AMREIT MANAGERS, L.P.
AMRESCO-MBS I, INC.
AMRESCO MORTGAGE CAPITAL, INC.
HF ACQUISITION SUB, INC.
                                EXHIBIT E

                          As of February 28, 1999

                               SCHEDULE V
                        List of Excluded Subsidiaries


           Subsidiary             Net Worth      Total Capital    Total
                                                   Invested       Assets

AMRESCO Leasing Corporation        $344,260      $2,391,632
AMRESCO Residential Securities      (60,787)        100,184
   Corporation
AMRESCO Shell, Inc., f/k/a                0               0
   AMRESCO Securities Inc.
AMRESCO Advisors, Inc.            1,137,637       6,340,642
AMRESCO - MBS III, Inc.          10,687,674       8,985,430
AFBT I, LLC                      15,399,452      14,317,706
AFBT II, LLC                      2,917,430       2,977,433
Scottsdale Inn, LLC               9,925,597       9,776,888
AMRESCO Builders Funding Corp.            0               0
11 South LaSalle, LLC            11,325,650      10,615,012
Noble Building Investors, LLC     1,043,000       1,043,000
Oakmont Land Three, L.P.                  0               0
ACLC Funding Corporation
CLC Funding Corporation
AMRESCO Securitized Net
Interest Margin Trust 1999-1
AMRESCO Funding Trust
Independence Funding Holding
   Corporation
Independence Funding Holding
    Company, L.L.C.
AMREIT II, Inc.
AMRESCO Commercial Mortgage
   Funding I Corporation

Total                                 $_________       $_________